                                 PROMISSORY NOTE

$11,666

                                                            As of April 22, 2004
                                                              New York, New York

     China Mineral Acquisition  Corporation (the "Maker") promises to pay to the order of  ______________  (the "Payee") the principal sum of Eleven Thousand Six
Hundred  Sixty Six Dollars  ($11,666)  in lawful  money of the United  States of
America, together with interest on the unpaid principal balance of this Note, on the terms and conditions described below.

     1.  Principal.  The  principal  balance  of this Note  shall be  repayable, together with all accrued interest, on the earlier of (i) April 22, 2005 or (ii)
the  date  on  which  Maker  consummates  an  initial  public  offering  of  its securities.

     2. Interest.  Interest shall accrue on the unpaid principal balance of this
Note at an annual  rate  equal to 4.0%  until the  principal  amount of, and all accrued  interest  on, this Note has been paid in full.  Interest for any period shall be computed on the basis of the actual  number of days  elapsed and a year of 360  days.  The  interest  rate  provided  in this  Note  shall  apply to the indebtedness  evidenced hereby before,  on, and after the date or dates on which the Payee enters judgment on this Note.

     3. Application of Payments.  All payments shall be applied first to payment in full of any costs  incurred in the collection of any sum due under this Note, including (without limitation)  reasonable  attorneys' fees, then to the payment in full of any late  charges,  then to the  payment in full of  accrued,  unpaid interest and finally to the  reduction of the unpaid  principal  balance of this
Note.

     4. Events of Default.  The following  shall  constitute  Events of Default:

          (a)  Failure to Make  Required  Payments.  Failure by Maker to pay the
principal  of or accrued  interest on this Note within  five (5)  business  days following the date when due.

          (b)  Voluntary  Bankruptcy,  Etc.  The  commencement  by  Maker  of  a voluntary  case  under  the  Federal  Bankruptcy  Code,  as now  constituted  or hereafter  amended,  or  any  other  applicable  federal  or  state  bankruptcy, insolvency, reorganization,  rehabilitation or other similar law, or the consent by it to the  appointment  of or taking  possession  by a receiver,  liquidator, assignee, trustee, custodian,  sequestrator (or other similar official) of Maker or for  any  substantial  part  of its  property,  or  the  making  by it of any assignment  for the benefit of creditors,  or the failure of Maker  generally to pay its debts as such debts  become  due, or the taking of  corporate  action by
Maker in furtherance of any of the foregoing.

          (c)  Involuntary  Bankruptcy,  Etc. The entry of a decree or order for relief by a court having  jurisdiction in the premises in respect of Maker in an involuntary  case  under  the  Federal  Bankruptcy  Code,  as now  or  hereafter constituted, or any other applicable federal or state bankruptcy,  insolvency or other similar law, or appointing a receiver,  liquidator,  assignee,

custodian,  trustee,  sequestrator  (or  similar  official)  of Maker or for any substantial  part of its property,  or ordering the winding-up or liquidation of its affairs,  and the  continuance  of any such decree or order  unstayed and in effect for a period of 60 consecutive days.

     5. Remedies.

          (a) Upon the  occurrence  of an Event of Default  specified in Section
4(a),  Payee may, by written  notice to Maker,  declare  this Note to be due and payable,  whereupon  the  principal  amount of this Note,  together with accrued interest  thereon  and  all  other  amounts  payable  thereunder,  shall  become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents  evidencing  the same to the contrary  notwithstanding.

          (b) Upon the  occurrence of an Event of Default  specified in Sections
4(b) and 4(c), the unpaid principal balance of, all accrued, unpaid interest on, and all other sums  payable  with regard to, this Note shall  automatically  and immediately become due and payable,  in all cases without any action on the part of Payee.

     6. Waivers.  Maker and all endorsers and  guarantors  of, and sureties for, this Note waive presentment for payment,  demand,  notice of dishonor,  protest, and  notice of  protest  with  regard to this  Note,  all  errors,  defects  and imperfections  in any  proceedings  instituted  by Payee under the terms of this
Note,  and all  benefits  that might accrue to Maker by virtue of any present or future  laws  exempting  any  property,  real or  personal,  or any  part of the proceeds arising from any sale of any such property,  from  attachment,  levy or sale under  execution,  or providing for any stay of execution,  exemption  from civil process, or extension of time for payment;  and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon,  may be sold upon any such writ in whole or in part in any order  desired by Payee.

     7. Unconditional  Liability.  Maker hereby waives all notices in connection with the delivery,  acceptance,  performance,  default,  or  enforcement  of the payment of this Note,  and agrees  that its  liability  shall be  unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented  to by Payee,  and  consents to any and all  extensions  of time,  renewals,  waivers,  or  modifications  that may be granted by Payee with respect  to the  payment  or other  provisions  of this  Note,  and  agree  that additional makers, endorsers,  guarantors, or sureties may become parties hereto without notice to them or affecting their liability  hereunder.

     8. Notices.  Any notice called for hereunder shall be deemed properly given if (i)  sent by  certified  mail,  return  receipt  requested,  (ii)  personally delivered,  (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, or (iv) sent by telefacsimile, to the  following  addresses  or to such  other  address  as  either  party  may designate by notice in accordance with this Section:

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            If to Maker:

                         China Mineral Acquisition Corporation
                         c/o Loeb & Loeb LLP
                         345 Park Avenue
                         New York, New York 10154
                         Attn.: ______________________
                         Attn: ______________________
                         Facsimile No: (212) 407-4990

            If to Payee:

                         ______________________
                         ______________________
                         ______________________
                         ______________________

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date reflected on a signed delivery receipt, or (iv) two
(2) Business Days following tender of delivery or dispatch by express mail or delivery service.

     9. Construction.  Notwithstanding the place where this Note may be executed by the  Maker,  all the  terms  and  provisions  hereof  shall be  construed  in accordance  with and  governed  by the  internal  laws of the State of New York, regardless of the laws that might otherwise govern under  applicable  principles of conflicts  of law.

     10. Severability.  Any provision contained in this Note which is prohibited or  unenforceable  in  any  jurisdiction  shall,  as to  such  jurisdiction,  be ineffective  to the  extent  of such  prohibition  or  unenforceability  without invalidating  the  remaining  provisions  hereof,  and any such  prohibition  or
unenforceability   in  any   jurisdiction   shall  not   invalidate   or  render
unenforceable such provision in any other jurisdiction.

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            IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by its Chairman of the Board and Chief
Executive Officer the day and year first above written.

                                      CHINA MINERAL ACQUISITION
                                        CORPORATION

                                        By:  ___________________________
                                             Name:
                                             Title:

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